SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 5, 1999
          -------------------------------------------------------------

                               MCI WORLDCOM, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
            ---------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-11258                                           58-1521612
------------------------------           ---------------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)

500 Clinton Center Drive, Clinton, Mississippi                39056
------------------------------------------------           ------------
(Address of principal executive offices)                    (Zip Code)

                                 (601) 460-5600
                    ----------------------------------------
                         (Registrant's Telephone Number)

Item 5. Other Events.

            On October 5, 1999, MCI WORLDCOM, Inc. and Sprint Corporation gave a presentation to analysts regarding the proposed merger (the "Merger") of MCI WorldCom and Sprint pursuant to an Agreement and Plan of Merger dated as of October 4, 1999.

            A copy of the presentation to analysts, dated October 5, 1999, regarding the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

            Exhibit 99.1 to this current report on Form 8-K contains forward-looking statements with respect to the financial conditions, results of operations and businesses of each of MCI WorldCom and Sprint and, assuming the completion of the Merger, a combined MCI WorldCom/Sprint, including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the Merger; (b) the impact on revenues of the Merger; and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, among others, the following possibilities:
(a) expected cost savings from the Merger cannot be fully realized or realized within this expected time-frame; (b) revenues following the Merger are lower than expected; (c) competitive pressure among companies in the communications industry increases significantly; (d) costs or difficulties related to the integration of the businesses of MCI WorldCom and Sprint are greater than expected; (e) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (f) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged.

            Such forward-looking statements speak only as of the date on which such statements were made, and MCI WorldCom undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit     Description
-------     -----------

99.1        Analyst Presentation Materials dated October 5, 1999, regarding the
            Merger.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MCI WORLDCOM, INC.

Date: October 15, 1999                 By: /s/ Scott D. Sullivan
                                           -------------------------------------
                                           Name:  Scott D. Sullivan
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Analyst Presentation Materials dated October 5, 1999, regarding the
            Merger.